UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2006

Commission File Number: 1-14222

SUBURBAN PROPANE PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	22-3410353
(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

240 Route 10 West
Whippany, New Jersey 07981
(973) 887-5300
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information, including the exhibit attached hereto, shall not be deemed ‘‘filed’’ for purposes of Section 18 of the Securities Act of 1934, as amended (the ‘‘Exchange Act’’), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 16, 2006, Suburban Propane Partners, L.P. issued a press release (the ‘‘Press Release’’) describing its Fiscal 2006 Fourth Quarter and Year End Financial Results. A copy of the Press Release has been furnished as Exhibit 99.1 to this Current Report.

Within the Press Release, we reference earnings before interest, income taxes, depreciation and amortization (‘‘EBITDA’’) and earnings before interest, loss on debt extinguishment, income taxes, depreciation and amortization (‘‘Adjusted EBITDA’’) which are both considered non-GAAP financial measures. Additionally, we discuss EBITDA, net income and net income per Common Unit, excluding the impact of unrealized (non-cash) gains or losses attributable to mark-to-market activity on derivative instruments recorded in accordance with Statement of Financial Accounting Standards (‘‘SFAS’’) No. 133 (‘‘Accounting for Derivative Instruments and Hedging Activities’’), as amended by SFAS Nos. 137, 138, 149 and 155.

We provide these non-GAAP financial measures because we believe that they assist the investment community in properly assessing our liquidity on a year-over-year basis. In addition, we believe that these non-GAAP financial measures provide useful information to investors and industry analysts that facilitates the comparison of cash flows between periods for purposes of evaluating our ability to meet our debt service obligations and to pay quarterly distributions. In addition, certain of our incentive compensation plans covering executives and other employees utilize EBITDA as the performance target. Moreover, our revolving credit agreement requires us to use EBITDA or Adjusted EBITDA as a component in calculating our leverage and interest coverage ratios.

A reconciliation of EBITDA and Adjusted EBITDA to cash flow provided by operating activities (the most comparable GAAP measure) is presented in the Press Release furnished as Exhibit 99.1 to this Current Report.

We also reference gross margins, computed as revenues less cost of products sold as those amounts are reported on the consolidated financial statements. Since cost of products sold does not include depreciation and amortization expense, the gross margin we reference is considered a non-GAAP financial measure. Given the nature of our business, the level of profitability in the retail propane, fuel oil, natural gas and electricity businesses is largely dependent on the difference between retail sales price and product cost. Therefore, we discuss gross margins in order to provide investors and industry analysts with useful information to facilitate their understanding of the impact of the commodity prices on profitability.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

99.1	Press Release of Suburban Propane Partners, L.P. dated November 16, 2006 describing the Fiscal 2006 Fourth Quarter and Year End Financial Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 16, 2006	SUBURBAN PROPANE PARTNERS, L.P.

	By:	/s/ MICHAEL A. STIVALA
		Name:	Michael A. Stivala
		Title:	Controller and Chief Accounting Officer

EXHIBITS

Exhibit No.	Exhibit
99.1	Press Release of Suburban Propane Partners, L.P. dated November 16, 2006 describing the Fiscal 2006 Fourth Quarter and Year End Financial Results.